UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



       000-27241                                             94-3226488
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      (Commission                                          (IRS Employer
      File Number)                                         Identification No.)



   777 Mariners Island Boulevard, San Mateo, California               94404
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       (Address of principal executive offices)                    (Zip Code)



                                 (650) 403-2400
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.


     On March 15, 2006, the Board of Directors of Keynote Systems, Inc. ("Keynote") approved an amendment to Keynote's 1999 Equity Incentive Plan (the "Plan") whereby without first obtaining the consent of the stockholders of Keynote the exercise price of outstanding options may not be reduced. The Plan was further amended such that prior to the issuance of new options having a lower exercise price or other awards authorized under the Plan, issued in substitution for cancelled options, the consent of the stockholders of Keynote is also required.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 KEYNOTE SYSTEMS, INC.



Date: March 15, 2006             By:  /s/ Andrew Hamer
                                      ------------------------------------------
                                      Andrew Hamer
                                      Vice President and Chief Financial Officer